                                                                EXHIBIT 10.1(d)




                AMENDMENT NO. 3 AND AFFIRMATION OF GUARANTIES

        This Amendment No. 3 and Affirmation of Guaranties (this "Amendment") dated as of September 30, 1997 is by and among LDM Technologies, Inc., a Michigan corporation ("Borrower"), and LDM Holding Canada Inc., a Michigan corporation ("LDM Holding") and LDM Technologies Company, a Nova Scotia unlimited liability company ("LDM Canada") (collectively, the "Guarantors"), and BankAmerica Business Credit, Inc., a Delaware corporation, for itself as a Lender and as Agent for the Lenders (in its capacities as Lender and as Agent, "Lender").

                                  RECITALS:

        WHEREAS, Borrower and Lender are parties to a Loan and Security Agreement dated as of January 22, 1997, as amended and otherwise modified prior to the date hereof (as so amended and modified, and as the same may be further amended, restated, supplemented or otherwise modified, the "Loan Agreement"), pursuant to which Lender has made and may hereafter make loans, advances and other extensions of credit to Borrower;

        WHEREAS, Borrower wishes to obtain, and Lender is willing to grant, an amendment to the Loan Agreement as set forth herein, subject to the express terms and conditions specified in this Amendment; and

        WHEREAS, this Amendment shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment and capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      Amendment of Loan Agreement.

        (a) Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

              "Appraisals" means those certain appraisals of the Equipment of MB Valuation Services, Inc., copies of which have been delivered to the Borrower and the Lender.

              "Eligible Equipment" means all Equipment appraised pursuant to the Appraisals.

              "Eligible Equipment Value" means, as of any date of determination an amount equal to the Permitted Percentage as set forth on Exhibit G hereto as of such date of determination of (a) the aggregate appraised orderly liquidation value of Eligible Equipment as set forth in the Appraisals, less (b) such reserves as Agent, in the exercise of its reasonable credit judgment, may establish from time to time, less (c)

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             the appraised orderly liquidation value of any such item of
             Eligible Equipment as set forth in the Appraisals which was sold, lost or otherwise disposed of since the date of the last Borrowing Base Certificate.

             "Kenco Acquistion" means the acquisition by the Borrower of all of the outstanding capital stock of the Kenco Companies and substantially all of the assets of Narens.

             "Kenco Acquisition Agreement" means that certain Stock Purchase Agreement dated as of September 30, 1997, between the Borrower and the Kenco Companies, Narens and the parties indicated as "stockholders" signatory thereto.

             "Kenco Companies" means, collectively, Kenco Kentucky and Kenco Michigan.

             "Kenco Kentucky" means Kenco Plastics, Inc., a Kentucky corporation.

             "Kenco Michigan" means Kenco Plastics, Inc., a Michigan corporation.

             "Narens" means Narens Design & Engineering, Inc., a Michigan corporation.

      (b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of Borrowing Base," "Intercompany Loans," "Intercompany Note," "LDM Canada Borrowing Base," "Maximum Revolver Amount," "Permitted Liens," and "Restricted Investment" and replacing such definitions with the following:

             "Borrowing Base" means the sum of:

             (a) up to eighty-five percent (85%) of the Net Amount of Eligible Accounts of the Borrower; plus

             (b) up to eighty-five percent (85%) of the Net Amount of Eligible Tooling Receivables of Borrower; plus

             (c) up to sixty percent (60%) of the book value of the Borrower's Eligible Inventory (valued at the lower of cost or market on a First-In First-Out basis); provided that advances attributable to this clause (c) shall not exceed $12,000,000; plus

             (d) the Eligible Equipment Value of Borrower's Eligible Equipment; less

             (i) reserves established by the Borrower for accrued interest on outstanding Revolving Loans;

             (ii) a reserve established by the Borrower for customer deposits reflected on the Borrower's books and records;



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        (iii)     reserves established by the Borrower with respect to any
                  rebate arrangement between the Borrower or any of its Subsidiaries and the Ford Motor Company or any of its Affiliates; and

        (iv) all other reserves which the Agent in its reasonable credit judgment deems necessary to establish and maintain with respect to the Borrower's account upon at least one (1) Business Day's prior notice thereof to the Borrower, including, without limitation, any amounts which the Agent may need to pay for the account of the Borrower in order to preserve the value of the Collateral and/or the priority of the Agent's Lien in the Collateral consistent with the terms of this Agreement and the other Loan Documents.

        "Intercompany Loans" means the loans made by the Borrower to its Subsidiaries in accordance with Section 9.13.

        "Intercompany Note" means any demand note executed pursuant to
Section 9.13 to evidence an Intercompany Loan.

        "LDM Canada Borrowing Base" means the sum of:

        (a) up to eighty-five percent (85%) of the Net Amount of Eligible Accounts of LDM Canada; plus

        (b) up to eighty-five percent (85%) of the Net Amount of Eligible Tooling Receivables of LDM Canada; plus

        (c) up to sixty percent (60%) of the book value of LDM Canada's Eligible Inventory (valued at the lower of cost or market on a First-In First-Out basis); plus

        (d)       the Eligible Equipment Value of LDM Canada's Eligible
                  Equipment; less

        (i) a reserve for customer deposits reflected on LDM Canada's books and records;

        (ii)      reserves established by Agent for unpaid suppliers;

        (iii) reserves established by Agent for goods and services, excise and sales taxes; and

        (iv) all other reserves which the Agent in its reasonable credit judgment deems necessary to establish and maintain with respect to LDM Canada's account upon at least one (1) Business Day's prior notice thereof to LDM Canada, including, without limitation, any amounts which the Agent may need to pay


                                      3

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                  for the account of LDM Canada in order to preserve the value of the Collateral and/or the priority of the Agent's Lien in the Collateral consistent with the terms of this Agreement and the other Loan Documents.

        "Maximum Revolver Amount" means $65,000,000.

        "Permitted Liens" means:

                  (a) Liens for taxes not delinquent or for taxes being contested in good faith by appropriate proceedings and as to which adequate financial reserves have been established on Borrower's books and records and a stay of enforcement of any such Lien is in effect;

                  (b)   the Agent's Liens;

                  (c) deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                  (d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons; provided that the payment thereof is not at the time required by
        Section 9.1;

                  (e) reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the Borrower's business;

                  (f) judgment and other similar Liens arising in connection with court proceedings; provide that (A) the existence of such Liens is being contested in good faith and by proper proceedings diligently pursued, (B) reserves or other appropriate provision, if any, as are required by GAAP have been made therefor, (C) a stay of enforcement of any such Liens is in effect, (D) the priority of any such Liens is subordinate to that of the Agent's Liens, and (E) the existence of any judgment or court proceedings upon which such Liens are based does not otherwise constitute an Event of Default under this Agreement;

                  (g) Liens in existence on the Closing Date, after giving effect to the initial

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         Borrowing, and listed on Schedule 9.19, and any extensions or renewals thereof, provided that (x) the aggregate principal amount of the Debt, if any, secured by such Lien does not increase from that amount outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of the Borrower or any of its Subsidiaries; and

              (h) Liens securing Intercompany Notes in accordance with Section 9.13.

         "Restricted Investment" means any acquisition of property by the Borrower or LDM Canada in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except (A) the Borrower may make Intercompany Loans to LDM Canada and the Kenco Companies pursuant to Section 9.13, and (B) acquisitions of the following: (a) Equipment to be used in the business of the Borrower or LDM Canada so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) goods held for sale or lease or to be used by the Borrower or LDM Canada in the ordinary course of business; (c) current assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of the Borrower or LDM Canada; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof, (e) certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $ 100,000,000;
         (f) commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof; (g) life insurance premiums of up to $1,500,000 per annum for life insurance on the lives of the Borrower's principal stockholders;
         (h) loans to employees outstanding as of the Closing Date; (i) loans and advances in the ordinary course of business to officers, directors and employees for business-related travel expenses, moving expenses and other similar expenses in an aggregate principal amount not to exceed $250,000 at any time; and (j) the conversion of all or portion of the Closing Date Intercompany Note into equity interests of a Guarantor (other than LDM Holding).

    (c) Section 2.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

              2.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders severally agree to make available a total credit facility of up to $65,000,000 (the "Total Facility") for the Borrower's use from time to time during the term of this Agreement. The Total Facility shall be comprised of a revolving line

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         of credit consisting of revolving loans and letters of credit up to the Maximum Revolver Amount, as described in Sections 2.2 and 2.4.

    (d) Article 8 of the Loan Agreement is hereby amended by adding the following subsection at the end thereof

              8.35 Acquistion Agreement. As of September 30, 1997, the Borrower has delivered to the Agent a complete and correct copy of the Kenco Acquisition Agreement (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). Neither the Borrower nor any other party thereto is in default in the performance or compliance with any provisions thereof. The Kenco Acquisition Agreement is in compliance with applicable laws and the Kenco Acquisition has been consummated in accordance with applicable laws and regulations. The Kenco Acquisition Agreement is in full force and effect as of September 30, 1997 and has not been terminated, rescinded or withdrawn. All requisite approvals by Governmental Authorities having jurisdiction over the Borrower or its Subsidiaries, and other Persons referenced therein, with respect to the transactions contemplated by the Kenco Acquisition Agreement, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Kenco Acquisition Agreement or to the conduct by the Borrower or any Subsidiary of its business thereafter. To the best of Borrower's knowledge, none of the sellers' representations or warranties in the Kenco Acquisition Agreement contain any untrue statement of a material fact or omit any fact necessary to make the facts therein not misleading. Each of the representations or warranties given by the Borrower in the Kenco Acquisition Agreement is true and correct in all material respects. Notwithstanding anything contained in the Kenco Acquisition Agreement to the contrary, such representations and warranties of the Borrower are incorporated into this Agreement by this Section 8.35 and shall, solely for purposes of this Agreement and the benefit of the Lenders, survive both the consummation of the Kenco Acquisition and the termination of the Kenco, Acquisition Agreement.

    (e) Section 9.13 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

              9.13 Debt. Neither the Borrower nor any of its Subsidiaries shall incur or maintain any Debt, other than: (a) the Obligations; (b) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business; (c) Debt consisting of Senior Subordinated Notes, provided that the aggregate principal amount thereof shall not at any time exceed $110,000,000, (d) Debt consisting of intercompany loans and advances made by the Borrower to LDM Canada, provided that (i) LDM Canada shall have executed and delivered to the Borrower, on the Closing Date, a demand note to evidence any such Intercompany

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

          Loan, which Intercompany Note shall be in form and substance satisfactory to Agent, any security interests granted to the Borrower on the assets of LDM Canada to secure the payments under its Intercompany Note shall be assigned to the Agent pursuant to documentation in form and substance acceptable to the Agent, and such Intercompany Note shall be pledged to the Agent pursuant to the Pledge Agreement as additional collateral security for the Obligations, (ii) the Borrower shall record all such Intercompany Loans on its books and records in a manner satisfactory to Agent,
          (iii) at the time any such Intercompany Loans is made by the Borrower and after giving effect thereto, each of the Borrower and LDM Canada shall be Solvent, (iv) the aggregate outstanding principal amount of Intercompany Loans shall not at any one time exceed $17,000,000, consisting of the Closing Date Intercompany Loan and additional loans not to exceed $1,000,000, plus an amount equal to the sum of (A) an amount equal to the lesser of (x) $5,000,000 and (y) LDM Canada's Borrowing Base, plus (B) $4,000,000, provided, however, that the Intercompany Loans pursuant to clauses (A) and (B) above shall not exceed in any fiscal quarter the amount of LDM Canada's EBITDA for the immediately preceding fiscal quarter, (e) Debt consisting of intercompany loans and advances made by the Borrower to the Kenco Companies, provided that (i) such Kenco Company shall have executed and delivered to the Borrower, on the initial date of such Intercompany Loan, a demand note to evidence any such Intercompany Loan, which Intercompany Note shall be in form and substance satisfactory to Agent, and such Kenco Company shall have granted to the Borrower security interests in the assets of such Kenco Company to secure the payments under its Intercompany Note which security interests shall be assigned to the Agent pursuant to documentation in form and substance acceptable to the Agent, and such Intercompany Note shall be pledged to the Agent pursuant to the Pledge Agreement as additional collateral security for the Obligations, (ii) the Borrower shall record all such Intercompany Loans on its books and records in a manner satisfactory to Agent, (iii) at the time any such Intercompany Loan is made by the Borrower and after giving effect thereto, each of the Borrower and such Kenco Company shall be Solvent, (iv) the aggregate outstanding principal amount of Intercompany Loans shall not at any one time exceed $7,500,000, and
          (v) at the time any such Intercompany Loan is made by the Borrower and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and (f) other Debt existing on the Closing Date and listed on Schedule 8.9 hereof, but without giving effect to any extensions, renewals or refinancing thereof.


     (f) Exbibit A to the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the form set forth as Exhibit A hereto.

2. Consent. Notwithstanding anything contained in Sections 9.9, 9.10, 9.21(iv), 9.21(v) and 9.21(vi) of the Loan Agreement, the Lender hereby consents to the execution of the Kenco Acquisition Agreement and the consummation of the Kenco Acquisition..


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

3. Waiver. Notwithstanding any provision of the Loan Agreement to the contrary, the Lenders hereby waive the requirement under the Agreement regarding Post-Closing Matters dated as of January 22, 1997, that Borrower deliver to Agent within sixty days after the Closing Date, the certificate(s), if any, together with executed but undated stock powers, evidencing Borrower's ownership interest in 65% of LDM Technologies S de R.L., an entity organized under the laws of Mexico, and an executed Pledge Amendment. The foregoing waiver is limited to the specific purpose for which it is granted and, except as set forth in this Section 4, no such waiver shall be construed as a consent, waiver or other modification with respect to any term, condition or other provision of any Loan Document.

4. Warranties and Representations. Borrower and each Guarantor hereby warrants and represents to Lender that:

     (a) Authorization, etc. Each of Borrower and each Guarantor has the power and authority to execute, deliver and perform this Amendment and the Loan Agreement, as amended hereby, as applicable. Each of Borrower and each Guarantor has taken all necessary action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution, delivery and performance of this Amendment and the Loan Agreement, as amended hereby, as applicable. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with Borrower's or any Guarantor's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by Borrower and each Guarantor, and constitutes the legal, valid and binding obligation of Borrower and such Guarantor, enforceable against it in accordance with its terms without defense, setoff or counterclaim. Neither Borrower's nor any Guarantor's execution, delivery and performance of this Amendment do or will conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of Borrower or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture or instrument to which Borrower or any of its Subsidiaries is a party or which is binding upon it, (b) any Requirement of Law applicable to Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws, partnership agreement or limited liability company agreement of Borrower or any of its Subsidiaries.

     (b) Other Warranties and Representations. After giving effect to this Amendment and the consent set forth in Section 2 hereof, all of the warranties and representations of Borrower and each Guarantor contained in the Loan Agreement, the Guarantor Guarantees and the other Loan Documents (including, without limitations, this Amendment) are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof (except those representations and warranties made expressly as of a different date).

     (c) No Default or Event of Default. After giving effect to this Amendment and the consent set forth in Section 2 hereof, no Default or Event of Default has occurred and is continuing as of the date hereof.


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


5. Conditions Precedent. Notwithstanding any other provision contained in this Amendment or any other document, the effectiveness of this Amendment is further expressly conditioned upon the satisfaction of each condition set forth in this Section 5 and the delivery of the following documents to Lender on or prior to the date hereof (unless another date shall be specified) and consummation of all of the transactions contemplated by each such document, all in form and substance and manner acceptable to Lender in its sole and absolute discretion:

     (a) Amendment. Lender shall have received a duty executed original of this Amendment signed by Borrower and each Guarantor.

     (b) Warranties and Representations. After giving effect to this Amendment and the consent set forth in Section 2 hereof, all of the warranties and representations of Borrower and each Guarantor contained in the Loan Agreement, the Guarantor Guarantees and the other Loan Documents (including, without limitation, this Amendment) shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof (except those representations and warranties made expressly as of a different date).

     (c) No Default or Event of Default. After giving effect to this Amendment and the consent set forth in Section 2 hereof, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

     (d) No Litigation. No litigation, investigation, proceeding, injunction, restraint or other action shall be pending or threatened against Borrower or any Affiliate of Borrower, or any officer, director, or executive of any thereof, which restrains, prevents or imposes adverse conditions upon, or which otherwise relates to, the execution, delivery or performance of this Amendment or the Kenco Acquisition Agreement.

     (e) Consents and Acknowledgments. Borrower shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Amendment and the Kenco Acquisition Agreement.

     (f) Fees, Costs and Expenses. Lender shall have received payment of all fees, costs and expenses, including, without limitation, reasonable attorneys' fees and expenses (including, without limitation, the allocated costs and expenses of in-house counsel) invoiced to the Borrower and as otherwise due pursuant to the Loan Agreement, incurred by Lender in connection herewith.

     (g) Guarantor Guarantee. Each of the Kenco Companies shall have executed a guaranty in favor of Lender, substantially in the form of Exhibit B hereto.

     (h) Schedules. To the extent necessary to reflect the Kenco Acquisition, the Borrower shall have provided to Lender within ten days after the date hereof revised Schedules to the Loan Documents and the items set forth on the Schedules shall be satisfactory to the Lender.

     (i) Kenco Acquisition. The Lender shall have received evidence satisfactory to Lender

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
that the Borrower and the sellers under the Kenco Acquisition Agreement shall have consummated the transactions contemplated by the Kenco Acquisition Agreement in accordance with the terms set forth therein (which terms and conditions shall be satisfactory to the Lender and its counsel in all respects), and all documents required to be delivered pursuant to the Kenco Acquisition Agreement shall have been executed and delivered by the Persons specified therein, and the Borrower shall have furnished to the Agent a certified copy of the Kenco Acquisition Agreement and all exhibits and schedules thereto, as finally amended, and a certificate signed by the chairman of the board of the Borrower certifying that (i) the transactions contemplated by the Kenco Acquisition Agreement have been consummated in accordance with the Kenco Acquisition Agreement and no term or condition of the Kenco Acquisition Agreement has been amended, modified or waived except as set forth in the certified copy of the Kenco Acquisition Agreement provided to the Lender, (ii) any documents required to be filed to effect the Kenco Acquisition Agreement have been filed in accordance with applicable law, and (iii) neither the Borrower nor any of its Subsidiaries has failed to perform any material obligation or covenant required by the Kenco Acquisition Agreement to be performed or complied with by such Person on or before the date of consummation of the Kenco Acquisition unless waived by the sellers thereunder, and the substance of such certificate shall be true and correct, and the Lender shall have received copies of the Kenco Acquisition Agreement and the other documents required to be delivered pursuant to the Kenco Acquisition Agreement and all consents, approvals or permits necessary or advisable to be obtained in connection therewith, in form and substance satisfactory to the Lender and its counsel.

       (j) Resolutions. The Lender shall have received a certified copy of the resolutions of the Borrower authorizing the execution and delivery of, and the consummation of the transactions contemplated by, this Amendment and the Kenco Acquisition Agreement and all other documents or instruments to be executed and delivered in connection herewith and therewith and the performance of its obligations hereunder and thereunder.

        (k) Opinions. All opinions delivered in connection with the Kenco Acquisition shall be addressed to the Lender and the Lenders or accompanied by a written authorization from the Person delivering such opinion stating that the Agent and the Lenders may rely on such document as though it were addressed to them.

     6. Further Assurances. Borrower hereby agrees, at its expense, to duly execute, acknowledge and deliver to Lender all agreements, certificates, instruments, opinions and other documents, and take all such actions, as Lender may request in order to further effectuate the purposes of this Amendment and to carry out the terms hereof.

     7. No Novation; No Consent or Waiver. This Amendment is not, and shall not be construed as, a novation, consent, waiver, release or modification with respect to any of the terms, provisions, conditions, representations, warranties, covenants, rights, powers or remedies set forth in the Loan Agreement or any of the other Loan Documents, except for the specific instance and purpose for which it is granted as expressly specified herein. Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision or term of this Amendment shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance herewith. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Amendment shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is (a) in writing and signed by Lender and (b) delivered to Borrower, notwithstanding any prior practice or course of dealing, or any waiver, forbearance or other similar agreement or understanding, whether any of the foregoing were or are oral or written, by or between the parties hereto.

     8. Documents Remain in Effect. Except as amended and modified by this Amendment, the Loan Agreement and the other Loan Documents remain in full force and effect, and Borrower and each Guarantor hereby ratify, adopt and confirm their representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Loan Agreement and the other Loan Documents.

     9. Reference to Loan Agreement. On and after the effectiveness of this Amendment, each reference in the Loan Agreement, as amended hereby, to "this Agreement", "hereunder", "thereof", "herein" or words of like import, and each reference to the "Loan Agreement" in any other Loan Document, or in any of the other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby.

     10. Incorporation of Loan Agreement. Article 15 of the Loan Agreement is incorporated herein by reference with the same effect as if set forth in full herein with only those modifications necessary to permit such Article to refer to this Amendment.

     11. Affirmation of Guaranties. Each of LDM Holding and LDM Canada (i) consents to and approves the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of the Guarantors under their respective Guarantor Guarantees dated as of January 22, 1997, or under any of the other documents executed and/or delivered by any of the Guarantors in connection therewith, and agrees that such obligations of the Guarantors would not be limited or diminished in any manner even if the Guarantors had not executed this Amendment, (iii) agrees that this Amendment shall not be construed as requiring the consent of the Guarantors in any other circumstance,
(iv) reaffirms its obligations under each of the Guarantor Guarantees and such other related documents, and (v) agrees that the Guarantor Guarantees and such other related documents remain in full force and effect and are each hereby ratified and confirmed.

     12. Telecopied Counterparts. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                          [signature page follows]

     IN WITNESS WHEREOF, this Amendment No. 3 and Affirmation of Guaranties has been duly executed as of the date first written above.

                                                LDM TECHNOLOGIES, INC.

                                                By:  Joe Balous
                                                   ----------------------------
                                                Title: CHAIRMAN OF THE BOARD
                                                      -------------------------


                                                LDM HOLDING CANADA, INC.

                                                By:  Joe Balous
                                                   ----------------------------
                                                Title: CHAIRMAN OF THE BOARD
                                                      -------------------------

                                                LDM TECHNOLOGIES COMPANY

                                                By:  Joe Balous
                                                   ----------------------------
                                                Title: CHAIRMAN OF THE BOARD
                                                      -------------------------

                                       BANKAMERICA BUSINESS CREDIT, INC.,
                                       as Lender and as Agent

                                       By: [SIG]
                                           ---------------------------
                                       Title: SVP
                                              ------------------------

                                  EXHIBIT G

                            PERMITTED PERCENTAGE

80% from October 1, 1997-March 31, 1998. The Permitted Percentage shall reduce by 1.2% as of the first day of each month thereafter (i.e., the Permitted Percentage for April 1998 shall be 78.8%; the Permitted Percentage for May shall be 77.6% etc.)






                                      15